Exhibit 99.1

                     Tesoro Reports Third Quarter Earnings

    SAN ANTONIO--(BUSINESS WIRE)--xx--Tesoro Petroleum Corporation (NYSE:TSO) today reported net earnings of $70.6 million, or $1.09 per share, for the third quarter of 2003 versus a net loss of $15.8 million, or $0.24 per share, for the third quarter of 2002. Results for the third quarter include after-tax charges of $4.7 million, or $0.07 per share, for the loss on the pending sale of the Marine Service assets and $1.8 million, or $0.03 per share for the accelerated amortization of debt issuance costs due to the company prepaying $125 million of debt during the quarter. Excluding these special items, net earnings for the quarter were $77.1 million, or $1.19 per share, compared to a net loss excluding special items for the third quarter of 2002 of $18.8 million, or $0.29 per share.
    For the first nine months of 2003, Tesoro reported net earnings of $84 million, or $1.30 per share, versus a net loss for the first nine months of 2002 of $89.3 million, or $1.51 per share. Results for the first nine months of 2003 include after-tax charges of $33.2 million, or $0.51 per share, for the write-off of the unamortized debt issuance costs related to the company's previous credit facility and other debt prepayments, charges for the company's early retirement and severance program costs in the first quarter of 2003, along with the loss on the pending sale of the Marine Service assets. Excluding special items, net earnings were $117.2 million, or $1.81 per share, compared to a net loss before special items of $81.9 million, or $1.38 per share, for the first nine months of 2002.
    "The reliability of our operations enabled us to benefit from the seasonally strong gasoline demand and higher margin environment due to industry supply problems on the West Coast," said Bruce A. Smith, Chairman, President and CEO of Tesoro. "We did not, however, see the full benefit of the improved margin environment in the mid-continent region since our Mandan refinery had a planned maintenance turnaround for almost the entire month of September."
    As previously announced, the company prepaid the remaining balance of its current asset term loan of approximately $125 million during the quarter. "Although we have made significant strides this year in reducing our overall debt, continued debt reduction remains our top financial priority," stated Smith.

    Public Invited to Listen to Analyst Conference Call via Internet

    At 2 p.m. CST today, Tesoro will broadcast, live, its conference call with analysts regarding third quarter 2003 results. Interested parties may listen to the live conference call over the Internet by logging on to Tesoro's Internet site at http://www.tesoropetroleum.com and clicking on the "What's New" section.

    Tesoro Petroleum Corporation, a Fortune 500 Company, is an independent refiner and marketer of petroleum products and provider of marine logistics services. Tesoro operates six refineries in the western United States with a combined capacity of nearly 560,000 barrels per day. Tesoro's retail-marketing system includes over 560 branded retail stations; of which over 225 are company operated under the Tesoro(R) and Mirastar(R) brands.

    This news release contains certain statements that are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements contain expectations with respect to the company's debt reduction initiatives. Factors which may cause actual results to differ from those forward-looking statements are described in the company's annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.


                     TESORO PETROLEUM CORPORATION
                 STATEMENT OF CONSOLIDATED OPERATIONS
                             (Unaudited)
                (In millions except per share amounts)


                            Three Months Ended     Nine Months Ended
                               September 30,          September 30,
                            -------------------   -------------------
                             2003      2002 (a)    2003      2002 (a)
                            --------   --------   --------   --------
 Revenues                 $ 2,330.0  $ 2,148.5  $ 6,732.5  $ 5,117.9
 Costs and Expenses
  Costs of sales and
   operating expenses       2,096.2    2,059.2    6,206.9    4,954.8
  Selling, general and
   administrative expenses     28.3       31.5       98.7      103.8
  Depreciation and
   amortization                36.7       38.2      110.4       92.9
  Loss on asset sales (b)       9.2        0.2       10.3        0.5
                            --------   --------   --------   --------
 Operating Income (Loss)      159.6       19.4      306.2      (34.1)
 Interest and Financing
  Costs, Net (c)              (45.9)     (43.2)    (171.1)    (112.3)
                            --------   --------   --------   --------
  Earnings (Loss) Before
   Income Taxes               113.7      (23.8)     135.1     (146.4)
 Income Tax Provision
  (Benefit)                    43.1       (8.0)      51.1      (57.1)
                            --------   --------   --------   --------
  Net Earnings (Loss)     $    70.6  $   (15.8) $    84.0  $   (89.3)
                            ========   ========   ========   ========
 Net Earnings (Loss) Per
  Share
  Basic                   $    1.09  $   (0.24) $    1.30  $   (1.51)
                            ========   ========   ========   ========
  Diluted                 $    1.09  $   (0.24) $    1.30  $   (1.51)
                            ========   ========   ========   ========

 Weighted Average Common
  Shares
  Basic                        64.6       64.6       64.6       59.2
                            ========   ========   ========   ========
  Diluted (d)                  64.9       64.6       64.8       59.2
                            ========   ========   ========   ========


Note: Results include the California refinery operations acquired in May 2002 and interest expense for the related financing.

(a) Certain reclassifications were made to prior period amounts to conform to current presentation, principally to reclassify amortization of major maintenance turnaround costs from operating expenses to depreciation and amortization and to net purchases and sales considered to be energy trading contracts.
(b) On October 27, 2003, the Company agreed to sell substantially all of the physical assets of Marine Services for approximately $32 million including inventories, which are estimated to be valued at $5 million. The Company recorded a pretax estimated loss of $7.6 million, or $0.07 per share, in September 2003, reflecting the sales value of the assets and estimated selling costs.
(c) The Company wrote-off approximately $2.9 million and $36.2 million during the three months and nine months ended September 30, 2003, respectively, of unamortized debt issue costs related to voluntary prepayments of debt and the replacement of the Company's previous credit facility with a new credit agreement and term debt during the 2003 second quarter. The Company also recorded charges of $12.6 million during the nine months ended September 30, 2002 for financing costs related to the acquisition of the California refinery.
(d) The assumed conversion of common stock equivalents produced anti-dilutive results for the three months and nine months ended September 30, 2002 and therefore was not included in the dilutive calculations.

            NET EARNINGS (LOSS) ADJUSTED FOR SPECIAL ITEMS
                             (Unaudited)
                (In millions except per share amounts)

                                 Three Months Ended  Nine Months Ended
                                    September 30,      September 30,
                                 ------------------  -----------------
                                   2003      2002      2003      2002
                                 --------  --------  --------  -------
Net Earnings (Loss) - U.S.
 GAAP                           $   70.6  $  (15.8) $   84.0  $ (89.3)
Special Items, Aftertax:
 Loss on sale of Marine
  Services (b)                       4.7         -       4.7        -
 Write-off of unamortized debt
  issuance cost (c)                  1.8         -      22.8      7.6
 Early retirement, severance
  and integration costs                -         -       5.7      2.8
 LIFO liquidation                      -      (3.0)        -     (3.0)
                                 --------  --------  --------  -------
Net Earnings (Loss) Adjusted
 for Special Items              $   77.1  $  (18.8) $  117.2  $ (81.9)
                                 ========  ========  ========  =======

Net Earnings (Loss) Per Share
 - U.S. GAAP                    $   1.09  $  (0.24) $   1.30  $ (1.51)
Special Items Per Share,
 Aftertax:
 Loss on sale of Marine
  Services (b)                      0.07         -      0.07        -
 Write-off of unamortized debt
  issuance cost (c)                 0.03         -      0.35     0.13
 Early retirement, severance
  and integration costs                -         -      0.09     0.05
 LIFO liquidation                      -     (0.05)        -    (0.05)
                                 --------  --------  --------  -------
Net Earnings (Loss) Per Share
 Adjusted for Special Items     $   1.19  $  (0.29) $   1.81  $ (1.38)
                                 ========  ========  ========  =======

Note: The special items present information that the Company believes is useful to investors, relating to the pending sale of Marine Services assets, refinancing and prepayments of debt, and severance and other restructuring costs. Comparable information is provided, relating to acquisition financing and integration costs and a LIFO liquidation in 2002. The Company believes that the special items described above are not indicative of its core operations.

                     TESORO PETROLEUM CORPORATION
                    SELECTED OPERATING SEGMENT DATA
                              (Unaudited)
                             (In millions)

                                     Three Months       Nine Months
                                        Ended              Ended
                                     September 30,      September 30,
                                  ------------------- ----------------
                                    2003      2002      2003     2002
                                  --------- --------- -------- -------
Operating Income (Loss)
  Refining                       $   175.4 $    33.4 $  356.9 $  34.5
  Retail                               6.6       3.5      8.8   (13.5)
  Marine Services                      2.1       0.6      4.9     1.2
                                  --------- --------- -------- -------
    Total Segment Operating
     Income                          184.1      37.5    370.6    22.2
  Corporate and Unallocated
   Costs (e)                         (15.3)    (17.9)   (54.1)  (55.8)
  Loss on asset sales                 (9.2)     (0.2)   (10.3)   (0.5)
                                  --------- --------- -------- -------
    Operating Income (Loss)          159.6      19.4    306.2   (34.1)
Interest and Financing
 Costs, Net (c)                      (45.9)    (43.2)  (171.1) (112.3)
                                  --------- --------- -------- -------
    Earnings (Loss) Before
     Income Taxes                $   113.7 $   (23.8)$  135.1 $(146.4)
                                  ========= ========= ======== =======

Depreciation and
 Amortization
  Refining                       $    29.5 $    30.5 $   88.9 $  74.3
  Retail                               4.7       4.5     14.7    11.8
  Marine Services                      0.6       0.8      2.0     2.3
  Corporate                            1.9       2.4      4.8     4.5
                                  --------- --------- -------- -------
    Depreciation and
     Amortization                $    36.7 $    38.2 $  110.4 $  92.9
                                  ========= ========= ======== =======

Capital Expenditures
  Refining                       $    22.4 $    42.3 $   64.8 $ 105.6
  Retail                               0.3      10.1      0.6    35.5
  Marine Services                      0.2       0.1      0.6     2.2
  Corporate                            0.4       1.5      0.9     7.1
                                  --------- --------- -------- -------
    Capital Expenditures         $    23.3 $    54.0 $   66.9 $ 150.4
                                  ========= ========= ======== =======


(e) Corporate and unallocated costs for the nine months ended September 30, 2003 include $4.7 million in reorganization costs, primarily a non-cash charge for voluntary early retirement benefits and severance payments. An additional $4.3 million of reorganization costs were charged to the operating segments, including $2.6 million in Refining, $1.3 million in Retail and $0.4 million in Marine Services.

                          BALANCE SHEET DATA
                              (Unaudited)
                         (Dollars in millions)

                                      September 30,      December 31,
                                          2003               2002
                                     ---------------    --------------
Total Assets                        $      3,675.0   $       3,758.8
Total Debt                          $      1,611.1   $       1,976.7
Total Stockholders' Equity          $        971.6   $         887.6
Total Debt to Capitalization Ratio              62%               69%

                     TESORO PETROLEUM CORPORATION
                            OPERATING DATA
                              (Unaudited)

                                 Three Months Ended  Nine Months Ended
                                    September 30,      September 30,
                                 ------------------  -----------------
                                   2003       2002     2003      2002
                                 -------    -------  -------   -------
REFINING SEGMENT
  Total Refining Segment
    Throughput (thousand barrels
     per day)
     Heavy crude                  278.9      277.5    284.2     195.5
     Light crude                  209.0      221.3    188.7     210.9
     Other feedstocks              17.5       18.5     16.2      15.6
                                 -------   --------  -------   -------
            Total Throughput      505.4      517.3    489.1     422.0
                                 =======   ========  =======   =======

    Yield (thousand barrels per
     day)
     Gasoline and gasoline
      blendstocks                 246.6      259.1    241.4     194.2
     Jet fuel                      58.5       66.0     56.8      65.7
     Diesel fuel                  111.0      110.8    105.4      80.4
     Heavy oils, residual
      products, internally
      produced fuel and other     107.8      101.4    104.1      95.0
                                 -------   --------  -------   -------
            Total Yield           523.9      537.3    507.7     435.3
                                 =======   ========  =======   =======

    Refining Margin
     ($/throughput bbl) (f)
     Gross                      $  8.24   $   4.56  $  7.04   $  4.07
     Manufacturing cost before
      depreciation and
      amortization (g)          $  2.80   $   2.44  $  2.83   $  2.29

    Segment Operating Income
     ($ millions)
     Gross refining margin
      (after inventory changes)
      (h)                       $ 376.3   $  216.2  $ 938.8   $ 473.0
     Expenses
        Manufacturing costs       130.0      116.2    377.8     263.9
        Other operating expenses   34.9       27.7     93.8      75.7
        Selling, general and
         administrative             6.5        8.4     21.4      24.6
        Depreciation and
         amortization (i)          29.5       30.5     88.9      74.3
                                 -------   --------  -------   -------
             Segment Operating
              Income            $ 175.4   $   33.4  $ 356.9   $  34.5
                                 =======   ========  =======   =======

    Product Sales (thousand
     barrels per day) (j)
     Gasoline and gasoline
      blendstocks                 288.3      308.2    283.4     257.5
     Jet fuel                      86.2      104.9     84.2      95.4
     Diesel fuel                  132.2      128.6    129.1     108.4
     Heavy oils, residual
      products and other           70.8       81.5     70.2      73.2
                                 -------   --------  -------   -------
            Total Product Sales   577.5      623.2    566.9     534.5
                                 =======   ========  =======   =======

    Product Sales Margin
     ($/barrel) (j)
     Average sales price        $ 40.45   $  34.57  $ 39.95   $ 31.51
     Average costs of sales       33.47      30.80    33.96     28.28
                                 -------   --------  -------   -------
         Product Sales Margin   $  6.98   $   3.77  $  5.99   $  3.23
                                 =======   ========  =======   =======


(f) Management uses gross refining margin per barrel to compare profitability to other companies in the industry. Gross refining margin per barrel is calculated by dividing gross refining margin by total refining throughput and may not be calculated similarly by other companies.
(g) Management uses manufacturing costs per barrel to evaluate the efficiency of refinery operations. Manufacturing costs per barrel may not be comparable to similarly titled measures used by other companies.
(h) Gross refining margin is revenues less cost of refining feedstock, which approximates total Refining segment throughput times gross refining margin per barrel, adjusted for changes in refined product inventory due to selling a volume and mix of product that is different than actual volumes manufactured. Also includes the effect of intersegment sales to the Retail segment at prices which approximate market. In addition, during the three months ended September 30, 2002, certain inventory quantities were reduced, resulting in the liquidation of applicable LIFO inventory quantities carried at lower costs. This reduction in LIFO inventory resulted in a decrease in cost of sales of approximately $5 million and a decrease in net loss of $3 million for the three months and nine months ended September 30, 2002.
(i) Includes manufacturing depreciation and amortization per throughput barrel of approximately $0.55 and $0.51 for the three months ended September 30, 2003 and 2002, respectively, and $0.58 and $0.54 for the nine months ended September 30, 2003 and 2002, respectively.
(j) Sources of total product sales include products manufactured at the refineries, products drawn from inventory balances and products purchased from third parties. Total product sales margin included margins on sales of manufactured and purchased products and the effects of inventory changes.

                     TESORO PETROLEUM CORPORATION
                            OPERATING DATA
                             (Unaudited)

                                 Three Months Ended  Nine Months Ended
                                    September 30,      September 30,
                                 ------------------  -----------------
                                   2003      2002      2003      2002
                                 --------  --------  --------  -------
Refining By Region

 California (k)
   Throughput (thousand barrels
    per day)
     Heavy crude                   147.4     153.1     149.3     68.4
     Light crude                     4.2         -       2.7        -
     Other feedstocks                6.3       4.6       6.2      4.8
                                 --------  --------  --------  -------
           Total Throughput        157.9     157.7     158.2     73.2
                                 ========  ========  ========  =======

   Yield (thousand barrels per
    day)
     Gasoline and gasoline
      blendstocks                   97.2     105.0      99.6     49.8
     Diesel fuel                    40.5      37.1      39.8     15.1
     Heavy oils, residual
      products, internally
      produced fuel and other       29.5      25.2      28.2     13.0
                                 --------  --------  --------  -------
           Total Yield             167.2     167.3     167.6     77.9
                                 ========  ========  ========  =======

   Refining Margin ($/throughput
    bbl)
     Gross                      $  11.19  $   6.38  $  10.28  $  6.76
     Manufacturing cost before
      depreciation and
      amortization              $   4.39  $   3.91  $   4.42  $  4.11

 Pacific Northwest (Alaska &
  Washington)
   Throughput (thousand barrels
    per day)
     Heavy crude                    85.6      80.3      84.3     73.5
     Light crude                    84.2      81.3      72.9     81.0
     Other feedstocks                6.6       9.4       6.3      6.5
                                 --------  --------  --------  -------
           Total Throughput        176.4     171.0     163.5    161.0
                                 ========  ========  ========  =======

   Yield (thousand barrels per
    day)
     Gasoline and gasoline
      blendstocks                   80.3      77.4      74.0     68.1
     Jet fuel                       26.8      30.3      25.4     29.2
     Diesel fuel                    32.0      28.8      27.2     24.4
     Heavy oils, residual
      products, internally
      produced fuel and other       42.5      40.6      42.1     43.8
                                 --------  --------  --------  -------
           Total Yield             181.6     177.1     168.7    165.5
                                 ========  ========  ========  =======

   Refining Margin ($/throughput
    bbl)
     Gross                      $   8.04  $   4.44  $   6.44  $  3.98
     Manufacturing cost before
      depreciation and
      amortization              $   2.11  $   1.79  $   2.17  $  2.03

 Mid-Pacific (Hawaii)
   Throughput (thousand barrels
    per day)
     Heavy crude                    45.9      44.1      50.6     53.6
     Light crude                    34.5      38.9      26.6     30.9
                                 --------  --------  --------  -------
           Total Throughput         80.4      83.0      77.2     84.5
                                 ========  ========  ========  =======

   Yield (thousand barrels per
    day)
     Gasoline and gasoline
      blendstocks                   20.2      20.3      18.5     20.5
     Jet fuel                       23.0      26.7      22.9     27.0
     Diesel fuel                    13.5      13.5      13.5     12.3
     Heavy oils, residual
      products, internally
      produced fuel and other       25.0      23.7      23.4     25.8
                                 --------  --------  --------  -------
           Total Yield              81.7      84.2      78.3     85.6
                                 ========  ========  ========  =======

   Refining Margin ($/throughput
    bbl)
     Gross                      $   4.07  $   1.76  $   3.16  $  2.27
     Manufacturing cost before
      depreciation and
      amortization              $   1.40  $   1.30  $   1.40  $  1.36


(k) Volumes include amounts for the California operations since acquisition on May 17, 2002 averaged over the periods presented. Throughput and yield averaged over the 137 days of operation in 2002 were 145,900 bpd and 155,200 bpd, respectively. The California refinery's throughput and yield levels were reduced during a scheduled maintenance turnaround in the 2002 second quarter.

                     TESORO PETROLEUM CORPORATION
                            OPERATING DATA
                             (Unaudited)


                                 Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                                 ------------------  -----------------
                                   2003      2002     2003       2002
                                 --------   -------  -------   -------
 Mid-Continent (North Dakota &
  Utah) (l)
    Throughput (thousand
     barrels per day)
      Light crude                   86.1     101.1     86.5      99.0
      Other feedstocks               4.6       4.5      3.7       4.3
                                 --------   -------  -------   -------
            Total Throughput        90.7     105.6     90.2     103.3
                                 ========   =======  =======   =======

    Yield (thousand barrels per
     day)
      Gasoline and gasoline
       blendstocks                  48.9      56.4     49.3      55.8
      Jet fuel                       8.7       9.0      8.5       9.5
      Diesel fuel                   25.0      31.4     24.9      28.6
      Heavy oils, residual
       products, internally
       produced fuel and other      10.8      11.9     10.4      12.4
                                 --------   -------  -------   -------
            Total Yield             93.4     108.7     93.1     106.3
                                 ========   =======  =======   =======

    Refining Margin
     ($/throughput bbl)
      Gross                     $   7.16   $  4.25  $  5.75   $  3.79
      Manufacturing cost before
       depreciation and
       amortization             $   2.59   $  2.21  $  2.45   $  2.17


(l) Throughput and yield levels were reduced during scheduled maintenance turnarounds at the North Dakota refinery in the 2003 third quarter and at the Utah refinery in the 2003 first quarter.

                     TESORO PETROLEUM CORPORATION
                            OPERATING DATA
                              (Unaudited)


                                 Three Months Ended  Nine Months Ended
                                   September 30,       September 30,
                                 ------------------  -----------------
                                   2003      2002     2003       2002
                                 --------   -------  -------   -------
RETAIL SEGMENT
  Number of Stations (end of
   period)
    Company-operated (m)             228       303      228       303
    Branded jobber/dealer            336       359      336       359
                                 --------   -------  -------   -------
      Total Stations                 564       662      564       662
                                 ========   =======  =======   =======
  Average Stations (during
   period)
    Company-operated (m)             228       298      229       254
    Branded jobber/dealer            342       401      350       439
                                 --------   -------  -------   -------
      Total Average Retail
       Stations                      570       699      579       693
                                 ========   =======  =======   =======

  Fuel Sales (millions of
   gallons)
    Company-operated (m)            79.1     126.1    235.8     308.3
    Branded jobber/dealer           65.8      96.1    203.0     288.7
                                 --------   -------  -------   -------
      Total Fuel Sales             144.9     222.2    438.8     597.0
                                 ========   =======  =======   =======

  Fuel Margin ($/gallon) (n)    $   0.18   $  0.14  $  0.17   $  0.11
  Merchandise Sales
  ($ millions)                  $   32.8   $  39.1  $  87.3   $  93.0
  Merchandise Margin
  ($ millions)                  $    9.4   $  11.3  $  23.6   $  25.3
  Merchandise Margin %                29%       29%      27%       27%

  Segment Operating Income
   (Loss) ($ millions)
    Gross Margins
     Fuel (o)                   $   26.7   $  31.1  $  74.9   $  66.7
     Merchandise and other non-
      fuel margin                   10.3      12.4     26.7      29.3
                                 --------   -------  -------   -------
      Total gross margins           37.0      43.5    101.6      96.0
    Expenses
     Operating expenses             18.3      28.7     53.7      72.1
     Selling, general and
      administrative                 7.4       6.8     24.4      25.6
     Depreciation and
      amortization                   4.7       4.5     14.7      11.8
                                 --------   -------  -------   -------
      Segment Operating Income
       (Loss)                   $    6.6   $   3.5  $   8.8   $ (13.5)
                                 ========   =======  =======   =======


(m) In December 2002, the Company sold 70 company-operated stations that were acquired with the California refinery.
(n) Fuel margin per gallon is calculated by dividing fuel gross margin by fuel sales volumes. Fuel margin per gallon may not be calculated similarly by other companies. Management uses fuel margin per gallon calculations to compare profitability to other companies in the industry.
(o) Includes the effect of intersegment purchases from the Refining segment at prices which approximate market.



    CONTACT: Tesoro Petroleum Corp., San Antonio
             Investors:
             John Robertson, Director, Investor Relations
             210-283-2687
             or
             Media:
             Tara Ford, Director, Public Relations, 210-283-2676